SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 1998

                           J.B. Poindexter & Co., Inc.

             (Exact Name of registrant as specified in its charter)

       Delaware                       33-75154                 76-0312814

(State or other jurisdiction      (Commission File           (IRS Employer
  of incorporation)                    Number)            Identification Number)

                           1100 Louisiana, Suite 5400
                              Houston, Texas 77002

                    (Address of principal executive offices)

                                 (713) 655-9800

                         (Registrant's telephone number)


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Item 5.  Other Events.


Disposition of Assets. The Company is considering the possible sale of all or part of the assets of its subsidiary Lowy Group Inc. An investment banking firm has been retained to explore the possible sale of the Blue Ridge Carpet business division of Lowy Group Inc. The Company has signed a non-binding letter of intent to sell the assets of the Lowy Distribution Division of Lowy Group Inc. Any sale is subject to many factors including terms considered satisfactory to the management of the Company. No assurances can be made that these transactions will occur and management does not undertake an obligation to make further disclosure as to the status of these transactions.


Signature.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                J.B. Poindexter & Co., Inc.

                                By:      Robert S. Whatley
                                         ---------------------------------------
                                Name:    Robert S. Whatley
                                         ---------------------------------------
                                Title:   Controller and Chief Accounting Officer
                                         ---------------------------------------
                                Date:    February 27,1998
                                         ---------------------------------------